Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)               Corporate Profile

At June 30, 2003

•                                          $11.8 billion financial holding company headquartered in Minnesota; 39th largest(1) public bank in the U.S. based on market cap

•                                          391 bank branches, including 240 full-service supermarket branches (4th largest in U.S.)

•                                          1,160 EXPRESS TELLER ® ATMs, 715 off-site

•                                          1.4 million checking accounts

•                                          1.5 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume)(2)

(1)           Source: Thomson Financial/Carson

(2)           Source: Visa, at March 31, 2003

2.)               Corporate Profile

At June 30, 2003

•                                          Bank branches located in six states

Traditional	151	Minnesota	96
Supermarket	240	Illinois	188
Total	391	Wisconsin	34
		Indiana	5
		Michigan	53
		Colorado	15

3.)               What Makes TCF® Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER ® ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion: opening new branches, starting new businesses and offering new products and services.

4.)          What Makes TCF® Different

•                                          Power Assets ® and Power Liabilities ®

Power Assets ® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities ® (checking, savings and money market accounts) are growing at double-digit rates, contributing a significantly high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                                          Stock Buy-Back

TCF has purchased 24 million shares since 1/1/98 at an average cost of $32.52 per share.  These purchases contributed to TCF’s diluted EPS growth of +89% over the past five years.

5.)               Share Repurchase Program

	Shares purchased per quarter
	1998	1999	2000	2001	2002	2003
			(000s)

First Quarter	1,127	1,738	2,396	1,562	479	757
Second Quarter	2,121	670	465	751	1,493	1,543
Third Quarter	2,370	600	105	1,297	632	—
Fourth Quarter	1,931	1,084	278	60	504	—

Total	7,549	4,092	3,244	3,670	3,108	2,300

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	71,594

Average price:	$27.94	$25.93	$22.76	$40.34	$47.62	$40.13

Since 1/1/98:
Shares Purchased	24	million
Average Cost	$32.52	per share
Investment	$779.3	million
Value @ 6/30/03	$954.7	million

6.)               Consumer Home Equity Lending +23%*

Loan-to-value	12/99	12/00	12/01	12/02	6/03
	($ millions)

80% or less	$932.7	$971.7	$1,178.8	$1,488.5	$1,673.6
Over 80-90%	$570.6	$648.2	$802.1	$1,028.2	$1,174.6
Over 90-100%	$398.9	$486.5	$396.3	$385.0	$361.1
Over 100%	$56.5	$45.6	$66.6	$53.9	$45.6

Total	$1,959	$2,152	$2,444	$2,956	$3,255

Portion of loan >90% of property value is $45.6 million

*                  Twelve-month growth rate

7.)               Consumer Home Equity Lending (House Value)

Appraised Value ($ 000s)	12/99	12/00	12/01	12/02	6/03
	($ millions)

Over $600	$13.6	$14.0	$28.9	$64.3	$81.6
$301 - $600	$72.2	$98.9	$144.2	$290.4	$377.8
$150 - $300	$494.4	$630.2	$883.4	$1,325.1	$1,614.5
Under $150	$1,379.3	$1,409.0	$1,387.4	$1,276.1	$1,180.9

Total	$1,960	$2,152	$2,444	$2,956	$3,255

8.)               Consumer Home Equity Loans

At June 30, 2003

•                                          Consumer home equity loans and lines of credit 60% variable rate (prime based) and 40% fixed rate

•                                          70% are closed-end loans, 30% lines of credit

•                                          68% are 1st mortgages, 32% are 2nd mortgages

•                                          Average home value of $170,000

•                                          Yield 6.64%

•                                          Over-30-day delinquency rate .69%

•                                          2003 net charge-offs .11% (annualized); 2002 net charge-offs .18%; 2001 net charge-offs .17%

•                                          Average loan-to-value 73%

•                                          Average FICO score 709

9.)               Commercial Lending +7%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Commercial Real Estate	$1,073.5	$1,371.9	$1,622.5	$1,835.8	$1,851.0
Commercial Business	$351.4	$410.4	$422.4	$440.1	$475.3

Total	$1,425	$1,782	$2,045	$2,276	$2,326

*                  Twelve-month growth rate

10.)        Commercial Loans

At June 30, 2003

•                                          Commercial real estate - $1,851 million

•                            26% apartment loans

•                            20% office building loans

•                            8% hotel loans

•                                          Commercial business — $475 million

•                                          Yield 5.71%

•                                          Over-30-day delinquency rate .01%

•                                          2003 net charge-offs .06% (annualized); 2002 net charge-offs .37%; 2001 net charge-offs .01%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 90% Midwest, 10% Other

•                                          CRE portfolio: 14% fixed, 39% variable, 47% ARM

11.)        Leasing and Equipment Finance +8%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Leasing and Equipment Finance	$493	$856	$957	$1,039	$1,079

*                  Twelve-month growth rate

12.)        Leasing and Equipment Finance

At June 30, 2003

•                                          Equipment type — $1,079 million

•                            26% manufacturing and construction

•                            25% technology and data processing

•                            16% specialty vehicle

•                            9% trucks and trailers

•                                          Yield 7.68%

•                                          Uninstalled backlog of $154.1 million; up $13.3 million from year-end 2002

•                                          Over-30-day delinquency rate 1.14%

•                                          2003 net charge-offs .57% (annualized); 2002 net charge-offs .80%; 2001 net charge-offs 1.00%

13.)        Mortgage Banking

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Third Party Servicing Portfolio	$2,092	$3,971	$4,679	$5,576	$5,292
MSR Asset, Net	$22.6	$40.1	$58.3	$62.6	$41.4

MSR/Servicing:	.78%	1.01%	1.25%	1.12%	.78%

14.)        Mortgage Banking

At June 30, 2003

•                                          Total loans serviced - $5.3 billion

•                                          Weighted average note rate of 6.27%

•                                          Average servicing fee of 32 bps

•                                          MSR as a multiple of fees - 2.4x

•                                          Over 30-day delinquency rate - 1.9%

•                                          2003 amortization and impairment - $39.6 million, up $31 million

•                                          2003 servicing income and loan sale gains - $32.4 million, up $18.9 million

•                                          2003 loans funded - $1.7 billion

•                                          79% of loans funded are refinances

•                                          Mortgage applications in process - $978.8 million

•                                          119 retail lenders in Minnesota, Michigan, Illinois and Wisconsin

15.)        Credit Quality

16.)        Allowance for Loan & Lease Losses

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$77.0	$77.7
Net Charge-offs (NCO)	$26.4	$3.9	$12.5	$20.0	$5.1

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.95%	.96%
NCO	.35%	.05%	.15%	.25%	.13	%*

*                  Annualized

17.)        Delinquencies (over 30-day)*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Delinquencies	$33.1	$58.9	$46.8	$46.3	$45.4

Delinquencies (percent)	.42%	.69%	.57%	.57%	.56%

*                  Excludes non-accrual loans and leases

18.)        Non-Performing Assets

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Non-Accrual Loans and Leases	$24.1	$35.2	$52.0	$43.6	$39.6
Real Estate Owned	$10.9	$10.9	$14.6	$26.6	$24.8
Total	$35.0	$46.1	$66.6	$70.2	$64.4

Reserves/NAs:	232%	189%	144%	176%	196%
NPAs/Assets:	.33%	.41%	.59%	.58%	.55%

19.)        Credit Quality

At June 30, 2003

•           2003 net charge-offs to average loans and leases .13% (annualized)

•           In 2002, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases; 3rd best* in 2001

•           Non-performing assets to net loans and leases .80%

•           Over-30-day delinquency rate .56%

Commercial	.01%
Consumer	.69%
Leasing & equipment finance	1.14%
Residential real estate	.74%

*                  Source: Keefe, Bruyette & Woods, Inc. (fifty largest banks)

20.)        Retail Banking

21.)        Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	12/02	6/03
	(# of branches)

Branches	221	311	338	352	375	395	391

Branch Openings:	19	106	35	25	27	27	4

Anticipate opening an additional 19 new branches during the remainder 2003.

22.)        De Novo Branch Expansion

	1998	1999	2000	2001	2002	2003	2003 Forecast
	(# of new branches opened)

Supermarket	99	34	22	21	15	3	6
Traditional	7	1	3	6	12	1	17
Total	106	35	25	27	27	4	23

TCF currently has new branches under development in each of its markets.

23.)        Checking Accounts +6%*

	12/99	12/00	12/01	12/02	6/03
	(000s)

Supermarket Branches	351	428	511	565	595
Traditional Branches	681	703	738	773	797

Total	1,032	1,131	1,249	1,338	1,392

*                  Twelve-month growth rate

24.)        Fee Revenue Per Retail Checking Account

	1999	2000	2001	2002	6/03*
	(In Dollars)

Fee Revenue per Retail Checking Account	$168	$190	$209	$218	$237

*                  Annualized

25.)        Retail Checking Deposits +12%*

	1999	2000	2001	2002	6/03
	($ millions)

Supermarket Branches	$354	$475	$591	$695	$794
Traditional Branches	$1,387	$1,535	$1,715	$1,903	$2,062

Total	$1,741	$2,010	$2,306	$2,598	$2,856

Average Rate:	.21%	.20%	.07%	.04%	.02%

*                  Twelve-month growth rate

26.)        Retail Savings and Money Market Deposits +8%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Money Market	$656.3	$794.2	$879.9	$791.3	$809.9
Savings	$1,039.0	$964.3	$1,113.4	$1,794.6	$1,842.5

Total	$1,695	$1,758	$1,993	$2,586	$2,652

Average Rate:	1.70%	2.29%	.81%	.78%	.37%

*                  Twelve-month growth rate

27.)        Banking Fees and Other Revenue(1) +12%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

First Quarter	$47.9	$56.9	$65.6	$71.8	$81.6
Second Quarter	$55.2	$65.1	$74.7	$84.1	$92.6
Third Quarter	$58.2	$67.5	$75.1	$87.4	$—
Fourth Quarter	$58.9	$67.1	$77.6	$91.1	$—

Total	$220	$257	$293	$334	$174

(1)           Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                  YTD growth rate ('03 vs. '02)

28.)        Supermarket Banking

29.)        Supermarket Deposit Growth +7%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Deposits	$826	$1,074	$1,213	$1,518	$1,594

Average Rate:	2.24%	2.73%	1.23%	.90%	.56%

*                  Twelve-month growth rate

30.)        Supermarket Checking Accounts +8%*

	12/99	12/00	12/01	12/02	6/03
	(000s)

Checking Accounts	351	428	511	565	595

*                  Twelve-month growth rate

31.)        Supermarket Fee Income Growth +12%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$17.4	$23.3	$29.6	$33.3	$38.4
Second Quarter	$21.6	$28.5	$35.1	$41.3	$44.9
Third Quarter	$23.1	$30.0	$35.3	$42.2	$—
Fourth Quarter	$24.6	$30.2	$36.7	$43.4	$—

Total	$87	$112	$137	$160	$83

*                  YTD growth rate ('03 vs. '02)

32.)        Supermarket Consumer Loans +20%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Consumer Loans	$193	$233	$305	$369	$409

*            Twelve-month growth rate

33.)        Retail Model - Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure:	$ 265,000 Supermarket branch
$ 3 million Traditional branch

*                  Excludes consumer lending

34.)        TCF Express Card Interchange Revenue +27%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$3.5	$6.0	$8.1	$10.2	$13.2
Second Quarter	$4.8	$7.1	$9.3	$11.8	$14.8
Third Quarter	$5.3	$7.5	$10.1	$12.1	$—
Fourth Quarter	$5.9	$8.2	$10.1	$13.1	$—

Total	$19.5	$28.8	$37.6	$47.2	$28.0

Cards (000s):	929	1,057	1,196	1,381	1,463

*                  YTD growth rate ('03 vs. '02)

35.)        Small Business Checking Deposits +22%*

	12/99	12/00	12/01	12/02	6/03
	($ 000s)

Small Business Checking Deposits	$196	$253	$313	$380	$422

# of accounts	58,114	69,179	79,865	91,385	97,826

*                  Twelve-month growth rate

36.)        Small Business Checking Accounts

At June 30, 2003

•           Relationship banking offering multiple product lines to business owners

•           $422 million in 0% interest checking account deposits

•           Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•           Commercial Insurance — property coverage, liability, workers compensation, health benefits

•              Other services — payroll services, merchant processing, brokerage accounts

•           42,300 activated small business TCF Express Cards

37.)        Internet Banking Accounts +52%*

	12/00	12/01	12/02	6/03
	(000s)

Internet Banking Accounts	30	143	255	301

*                  Twelve-month growth rate

38.)        Campus Banking

At June 30, 2003

•                                          Alliances with:

•       University of Minnesota

•       University of Michigan

•       St. Cloud State University in MN

•       Northern Illinois University - Dekalb

•       Saginaw Valley State University in MI

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          71,700 total checking accounts

•                                          $86.5 million in deposits

39.)        New Products and Services

•                                          TCF Express CoinSM Service coin counters

•                                          TCF Command ProtectionSM Plan

•                                 Monthly payments

•                                 Another source of fee revenue

•                                          Investments and Insurance Products

•                                 “Generation Advantage” life insurance product

•                                 Putnam 529 CollegeAdvantage Plan

•                                          Check Cashing

40.)        How We Are Doing…Financial Highlights

41.)        Diluted EPS Growth +10%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003

Diluted EPS	$0.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$1.68

*                  YTD growth rate ('03 vs. '02)

42.)        Dividend History +13%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	(1)

10-year compounded annual growth rate 21%

*                         Annual growth rate ('03 vs. '02)

(1)                  Annualized, subject to Board of Directors approval

43.)        Net Income +5%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$37.3	$40.7	$48.2	$56.3	$60.1
Second Quarter	$41.0	$46.7	$52.0	$58.0	$60.3
Third Quarter	$42.8	$46.7	$52.9	$58.9	$—
Fourth Quarter	$45.0	$52.2	$54.2	$59.8	$—

Total	$166	$186	$207	$233	$120

*                  YTD growth rate ('03 vs. '02)

44.)        Net Interest Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$104.8	$106.8	$113.8	$124.5	$122.4
Second Quarter	$106.7	$110.2	$119.3	$124.3	$119.8
Third Quarter	$106.6	$110.7	$122.4	$123.8	$—
Fourth Quarter	$106.1	$110.8	$125.7	$126.6	$—

Total	$424	$439	$481	$499	$242

Net Interest Margin:	4.47%	4.35%	4.51%	4.71%	4.45%

45.)        Interest Rate Risk Management

Cumulative One Year Positive Gap

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Adjusted Gap	$873	$1,333	$1,110	$834	$1,111

Adjusted Gap as a % of Total Assets	7.6%	11.1%	9.1%	6.9%	9.4%

46.)        Summary of Long-Term Borrowings*

		At June 30, 2003		At December 31, 2002
($ millions)	Maturity	Amount	Weighted - Average Rate	Amount	Weighted - Average Rate
	2003	$—	—%	$135.0	5.76%
January	2004	3.0	4.76	103.0	5.58
May		100.0	5.46	100.0	5.46
June		—	—	50.0	5.37
July		100.0	5.69	100.0	5.69
September		150.0	5.74	150.0	5.74
October		250.0	5.89	250.0	5.89
November		100.0	5.90	100.0	5.90
	Total 2004	703.0	5.76	853.0	5.72
	2005	446.0	6.13	446.0	6.13
	2006	303.0	4.16	303.0	4.30
	2009	122.5	5.25	122.5	5.25
	2010	100.0	6.02	100.0	6.02
	2011	200.0	4.85	200.0	4.85
Total		$1,874.5	5.47%	$2,159.5	5.52%

*    Excludes $85.4 million of discounted lease rentals at June 30, 2003 with a weighted-average rate of 6.44%, and $108.7 million with a weighted-average rate of 7.19% at December 31, 2002.

47.)        MBS and Residential Portfolios

Quarterly Average Balance	6/02	9/02	12/02	3/03	6/03
	($ millions)

MBS portfolio balance	$1,774	$1,935	$2,288	$2,341	$2,032
Residential portfolio balance	2,350	2,126	1,845	1,680	1,487
Total	$4,124	$4,061	$4,133	$4,021	$3,519

48.)        Financial Highlights

	Second Quarter
($ millions, except per-share data)	2003	2002	Change
Net Interest Income	$119.8	$124.3	(4)%
Fees & Other Revenue:
Banking	92.6	84.1	10%
Other	8.4	17.9	(53)%
Total Fees and Other Revenue	101.0	102.0	(1)%
Gains on Sales of Securities Available for Sale	11.7	—	N.M.
Total non-interest income	112.7	102.0	10%
Total Revenue	232.5	226.3	3%
Provision	3.1	4.7	(34)%
Non-Interest Expenses	136.7	132.1	3%
Net Income	$60.3	$58.0	4%

Diluted EPS	$.85	$.78	9%
ROA	2.04%	2.04%	—	bps
ROE	25.17%	25.36%	(19	)bps

N.M.           Not meaningful

49.)        Power ProfitsSM

		YTD 2003
Average Balance ($ millions)	Balance	Income*	% Profit
Commercial Lending	$2,301	$12,571	10%
Consumer Lending	3,361	21,966	18
Leasing and Equipment Finance	1,050	14,382	12
Mortgage Banking	276	(4,447)	(3)
Total Power Assets®	$6,988	44,472	37

Traditional Branches (151)	$6,243	35,152	29
Supermarket Branches (240)	1,569	12,973	11
Total Power Liabilities®	$7,812	48,125	40
Total Power Assets & Liabilities		92,597	77
Equity		12,519	10
Total Power Businesses		105,116	87
Treasury Services and Other		15,302	13
Total Net Income		$120,418	100%

*                  Profit center net income ($ in 000s)

50.)        TCF vs. Top 50 Banks*

Quarter-ended March 31, 2003

	TCF(1)	Top 50 Banks Average
ROA	1.99%	1.40%

	TCF(2)	Top 50 Banks Average
ROE	24.70%	16.23%

(1)            TCF ranked #3

(2)            TCF ranked #3

*                   Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/03

Source: Keefe, Bruyette & Woods, Inc.

51.)        TCF vs. Top 50 Banks*

Quarter-ended March 31, 2003

	TCF(1)		Top 50 Banks Average
Net Charge-Offs	9	bps	62	bps

(1)            TCF ranked #4

*                   Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/03

Source: Keefe, Bruyette & Woods, Inc.

52.)        TCF vs. Top 50 Banks*

Quarter-ended March 31, 2003

	TCF		Top 50 Banks Average
Net Interest Margin	4.45%		3.80%

	TCF		Top 50 Banks Average
Price/Estimated EPS	11.78	x	13.61	x

*                   Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/03

Source: Keefe, Bruyette & Woods, Inc. (NIM) and Thomson Financial/Carson (P/E, IBES mean)

53.)        Return to Shareholders(1) +21%*

	Index Value
Period Ending	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	6/30/2003

TCF Financial Corporation	$100.00	$119.78	$149.60	$246.31	$329.98	$524.74	$382.17	$403.79	$745.24	$821.60	$766.44	$709.97
S&P 500	$100.00	$110.08	$111.53	$153.44	$188.52	$257.40	$323.21	$391.23	$355.59	$313.36	$243.77	$272.52
SNL All Bank & Thrift Index	$100.00	$110.97	$108.52	$168.94	$234.17	$444.05	$381.57	$365.04	$440.98	$447.49	$420.48	$486.61

(1)            Assumes $100 invested December 31, 1992 with dividends reinvested

*                   Annualized return since 12/31/92

Source: SNL Securities LC

54.)        Cautionary Statement

This investor presentation contains “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; results of litigation, including reductions in debit card revenues resulting from settlement of litigation brought by Wal-Mart against VISA®, USA, or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

55.)        NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance
(In Dollars)

Year-Ending	Stock Price	Dividends Paid
Dec-92	$7.25	$.12
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Jun-03	$39.84	$1.30	(annualized)

56.)        Appendix

57.)        Supermarket Branch Growth

	12/97	12/98	12/99	12/00	12/01	12/02	6/03
	(# of branches)

Supermarket Branches	63	160	195	213	234	244	240

Branch Openings:	15	99	34	22	21	15	3

58.)        Risk Based Capital

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Actual	$814	$829	$851	$864	$844
Minimum Requirement	$601	$615	$622	$623	$620
Well Capitalized Requirement	$752	$769	$777	$779	$775

Tier 1:	9.83%	9.78%	9.96%	10.09%	9.88%
Total:	10.83%	10.77%	10.95%	11.09%	10.88%

59.)        Power Assets ®

	TCF Bank
	MN	Lakeshore	MI	CO	Consolidated
			($ millions)
June 30, 2003:
Consumer	$1,314	$1,226	$600	$160	$3,300
Change*	19%	25%	19%	45%	22%
Commercial Real Estate	675	528	648	—	1,851
Change*	(2)%	17%	7%	—%	6%
Commercial Business	240	137	98	—	475
Change*	18%	58%	(29)%	—%	11%
Leasing & Equipment Finance	—	—	—	—	1,079
Change*	—%	—%	—%	—%	8%
Total	$2,229	$1,891	$1,346	$160	$6,705
Change*	12%	24%	8%	45%	14%

*                  Change from June 30, 2002

60.)        Leasing and Equipment Finance

Power Assets ®

($ 000s)	6/30/2003	12/31/2002	Change
Technology and data processing	$267,452	$291,091	$(23,639)
Manufacturing	168,884	140,014	28,870
Specialty vehicles	167,491	149,997	17,494
Construction	114,645	87,857	26,788
Trucks and trailers	98,967	113,587	(14,620)
Furniture and fixtures	58,808	62,153	(3,345)
Printing	36,723	31,181	5,542
Medical	29,197	23,378	5,819
Material handling	27,004	24,749	2,255
Aircraft	23,761	23,420	341
Other	86,292	91,613	(5,321)
Total	$1,079,224	$1,039,040	$40,184

61.)        Leasing and Equipment Finance

Summary of Operations

	For the Six Months Ended June 30,
($ 000s)	2003	2002	Change
Net interest income	$21,591	$20,723	$868
Provision for credit losses	4,102	5,112	(1,010)
Non-interest income	25,064	26,816	(1,752)
Non-interest expense	19,701	19,690	11
Income tax expense	8,470	8,327	143
Net Income	$14,382	$14,410	$(28)

62.)        Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	6/30/2003	12/31/2002

Middle market	.90%	1.26%
Winthrop	—	—
Wholesale	.15	.42
Small ticket	.75	.41
Leveraged leases	—	—
Truck and trailer	9.58	4.72
Total	1.14	1.00

63.)        Net Charge-offs

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$9.3	$—	$0.9	$8.7	$1.9
Second Quarter	$6.8	$1.2	$3.9	$5.0	$3.2
Third Quarter	$7.3	$0.7	$2.1	$3.1	$—
Fourth Quarter	$3.0	$2.0	$5.6	$3.2	$—

Total	$26.4	$3.9	$12.5	$20.0	$5.1

NCOs/Avg. Loans & Leases (annualized):	.35%	.05%	.15%	.25%	.13%

64.)        Net Charge-offs by Business Line

($ 000s)	2Q03			2Q02
	$	%*	$	%*
Consumer	$457.06%		$938.14%
Commercial real estate	(20)	—		1,630.38
Commercial business	781.67			195.18
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	1,547.63			1,195.56
Truck and trailer	477	2.28	1,034	3.23
Total leasing and equipment finance	2,024.76			2,229.90
Subtotal	3,242.20			4,992.35
Residential real estate	2	—	(4)	—
Total	$3,244.16		$4,988.25

*                  Annualized

65.)        TCF Express Card

•                                          11th largest U.S. Visa debit card issuer(1)

•                                          8.6 million average transactions per month in 2Q03

•                                          26% increase in the number of customer purchases(2)

•                                          10% increase in the number of TCF Express Cards(2)

•                                          Interchange revenue of $14.8 million in 2Q03, an increase of 25%(2)

•                                          Percentage of active Express Card users was 55% in 2Q03, up from 53.3% in 2Q02

•                                          Average number of transactions per month increased to 12.6 in 2Q03, up from 11.8 in 2Q02

(1)            Source: Visa, at March 31, 2002; ranked by sales volume

(2)            2Q03 vs. 2Q02

66.)        Total Market Returns*

At June 30, 2003

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	16.51%	18.68%	9.07%	19.65%
S&P Bank Composite	(3.06)%	8.88%	(2.20)%	10.46%
S&P MidCap Index	(.71)%	.99%	7.14%	12.65%
Dow Jones Industrial Average	(.68)%	(3.08)%	1.86%	12.05%
S&P 500 Index	.25%	(11.20)%	(1.61)%	10.04%

*                   Assumes dividend reinvestment

Source: SIT Investment Associates, Inc.

Glossary of Terms

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets ®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities ®

Core checking, savings, money market and certificate deposits.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.